SCHEDULE 14C INFORMATION
                Proxy Statement Pursuant to Section 14(c) of the
                                   Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement      [ ] Confidential, for Use of
                                              the Commission Only
[X]      Definitive Proxy Statement           (as permitted by Rule
                                              14a-6(e)(2))
[   ]    Definitive Additional Materials
[   ]    Soliciting  Material  Pursuant to Rule 14a-11(c)
         or Rule 14a-12

                        GENERAL ENVIRONMENTAL CORPORATION
              ----------------------------------------------------
                (Name of Registrant As Specified in its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[   ]    Fee  computed  on table below per  Exchange  Act
         Rules 14a-6(i)(1) and 0-11.

1.       Title of each class of securities to which transaction applies:

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2.       Aggregate number of securities to which transaction applies:

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3.       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.       Proposed maximum aggregate value of transaction:

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5. Total fee paid:

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[   ]    Fee paid previously with preliminary materials.
[   ]    Check  box if any part of the fee is  offset  as
         provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:


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2. Form, Schedule or Registration Statement No.:


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3. Filing Party:


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4. Date Filed:


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

                        GENERAL ENVIRONMENTAL CORPORATION
                                175 WATER STREET
                                EXETER, NH 03833

           ---------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

           ---------------------------------------------------------


DATE                December ___, 2006

TIME                Eastern Daylight Time

PLACE



ITEMS OF BUSINESS (1) Authorize a change in the Company's state of Incorporation from Delaware to Nevada.

                  (2) To transact such other business as may properly come
                      before the meeting or any adjournment thereof.

RECORD DATE       Holders of General Environmental Corporation common stock of record at the close of business on November 30, 2006 are entitled to vote at the meeting.

PROXY VOTING      It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.



                                    By Order of the
                                    Board of Directors



                                    /s/ Herb Sears
                                   --------------------
                                    Herb Sears

                                    Chairman


Exeter, NH
December ___, 2006

                        GENERAL ENVIRONMENTAL CORPORATION
                                175 WATER STREET
                                EXETER, NH 03833

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                        A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER ___, 2006

           ---------------------------------------------------------

                                  INTRODUCTION

           ---------------------------------------------------------

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Eternal Technologies Group, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Company and at any adjournment thereof (the "Special Meeting"). The Special Meeting is scheduled to be held at ________________________________, on December ___, 2006
at 10 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about December ___, 2006.

Matters to be Voted on by Shareholders

At the Special Meeting, the shareholders will vote upon two proposals, (1) changing the company's state of incorporation from Delaware to Nevada and (2) electing two directors to serve until the next annual meeting of shareholders. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR changing the company's state of incorporation. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on November 30, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 28,531,202.

Quorum

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes. "Record" shareholders of Common Stock (that is, persons holding Common Stock in their own name in General Environmental Corporation's stock records maintained by our transfer agent, Corporate Stock Transfer, Inc, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to General Environmental Corporation.

"Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on that form.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoption of stock plans.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any other matter.

--------------------------------------------------------------------------------
                                    PROPOSALS
--------------------------------------------------------------------------------

The stockholders are being asked to consider and vote upon one proposal at the meeting. The following is a summary of the proposal and the voting recommendation of the Board of Directors:

-------------------------------------------------- --------------------------
                           Proposal                  Board Recommendation
-------------------------------------------------- --------------------------
Changing the State of Incorporation                       FOR
-------------------------------------------------- --------------------------

Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - CHANGING THE STATE OF INCORPORATION

The company is currently incorporated under the laws of the State of Delaware. Many of America's best known corportaions are incorporated in Delaware because of its well developed corporate law and certain operational benefits provided by the Delaware Statutes. However, while there is a corporate law benefit in Delaware, there is also a price to pay for this benefit, namely the Delaware Franchise Tax. This tax is essentially a tax on the capital of the corporation. The company, with its current capital structure pays in excess of $5,500 per year in Delaware Franchise Tax. While this amount might be insignificant to a large company, it is very large to General Environmental Corporation. Furthermore, should the company make an acquisition of any size, the Delaware Franchise Tax would increase. Given this cost, the company sought ways to reduce its operating expenses and determine that the annual cost would be significantly less if it redomiciled to Nevada.

In the State of Nevada, there is neither a franchise tax nor an income tax. The only annual fee payable is a $125 fee payable upon filing of the Annual List of Officers and Directors. This would result in an annual savings to the company of approximately $5,400, and more if an acquisition of any size is made. While we may loose a bit of clarity of corporate law, such general involves matters involving large corporations and not entities the size of the company. For these reasons, the directors are recommending a "For" vote on this proposal.

Submission of Shareholder Proposals

In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2007 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than December 31, 2006. If the Company receives notice of a shareholder proposal after June 20, 2005, persons named as proxies for the 2007 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

Expenses of Solicitation

All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.


/s/ Herb Sears
Herb Sears

Chairman


Exeter, N.H.
December ___, 2006